The New Economy Fund

                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                            (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $4011
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $58
------------------ --------------------------------
------------------ --------------------------------
Total              $4069
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $37
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $15
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $156
------------------ --------------------------------
------------------ --------------------------------
Total              $208
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0109
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0255
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0324
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0198
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0261
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0646
-------------------- -------------------------------------------



Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            342,355
------------------ ----------------------------------
------------------ ----------------------------------
Class B            8,804
------------------ ----------------------------------
------------------ ----------------------------------
Class C            3,911
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,571
------------------ ----------------------------------
------------------ ----------------------------------
Total              358,641
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,740
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        369
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        525
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        95
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        24
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          94
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,189
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,764
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          817
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,500
------------------ ----------------------------------
------------------ ----------------------------------
Total              10,117
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $20.27
----------------------- -------------------------
----------------------- -------------------------
Class B                 $19.52
----------------------- -------------------------
----------------------- -------------------------
Class C                 $19.46
----------------------- -------------------------
----------------------- -------------------------
Class F                 $20.19
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $20.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $19.76
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $19.77
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $20.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $20.20
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $19.90
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $19.90
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $20.10
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $20.25
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $20.37
----------------------- -------------------------